UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2009 (January 15, 2009)
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                               HAGUE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-146533	20-8195578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 S. River Parkway Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  214-701-8779

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

The Registrant has previously reported that it has a Note receivable for $3,500,000 that came due and payable on January 15, 2009. The Registrant has made demand for prompt payment or the cancellation of 12,000,000 shares per agreement. The Registrant is considering all legal options to pursue collection of the funds or cancellation of the shares.

As previously reported, the Registrant will require additional financing during 2009. The Registrant is exploring all avenues of financing at this time and we can provide no assurances that such financing will be obtained on terms satisfactory to the Company, if at all.

SIGNATURES

HAGUE CORP.
(Registrant)

Dated: February 4, 2009	By:	/s/ Stephen Squires
Stephen Squires,
Chief Executive Officer